SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 21, 2004


                       Allegheny Technologies Incorporated
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                       1-12001              25-1792394
 ----------------------------          -------------       -------------------
 (State or other jurisdiction           (Commission         (IRS Employer
  of incorporation)                     File Number)        Identification No.)


             1000 Six PPG Place, Pittsburgh, Pennsylvania      15222-5479
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               (Address of principal executive offices)         (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800



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Item 12.     Results of Operations and Financial Condition.

             (a) On January 21, 2004, Allegheny Technologies Incorporated issued a press release with respect to its fourth quarter 2003 financial results. A copy of this press release is attached as Exhibit 99.1 and is being furnished, not filed, under Item 12 of this Current Report on Form 8-K.




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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ALLEGHENY TECHNOLOGIES INCORPORATED


                                By:   /s/ Jon D. Walton
                                      -----------------------------------------
                                      Jon D. Walton
                                      Executive Vice President, Human Resources,
                                      Chief Legal and Compliance Officer


Dated:  January 21, 2004



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                                  EXHIBIT INDEX
                                  --------------

Exhibit 99.1 Press Release dated January 21, 2004.







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